As filed with the Securities and Exchange Commission on April 30, 1999

                              Securities Act Registration No. 33-86006
                      Investment Company Act Registration No. 811-8850


               SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

                    Pre-Effective Amendment No. _____                [ ]


                    Post-Effective Amendment No. 10                  [X]


                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]



                      Amendment No. 11

                      ICAP FUNDS, INC.
  (Exact Name of Registrant as Specified in Charter)

225 West Wacker Drive, Suite 2400
      Chicago, Illinois                             60606
(Address of Principal Executive Offices)          (Zip Code)

  Registrant's Telephone Number, including Area Code:
                    (312) 424-9100

                   Pamela H. Conroy
           Institutional Capital Corporation
           225 West Wacker Drive, Suite 2400
               Chicago, Illinois  60606
        (Name and Address of Agent for Service)

                      Copies to:

                     Carol A. Gehl
                 Godfrey & Kahn, S.C.
                780 North Water Street
              Milwaukee, Wisconsin  53202

      It is proposed that this filing will become effective (check appropriate box):

           [ ]  immediately upon filing  pursuant  to
                paragraph (b) of Rule 485
           [X]  on April 30, 1999 pursuant to paragraph
                (b) of Rule 485
           [ ]  60  days  after  filing  pursuant  to
                paragraph (a)(1) of Rule 485
           [ ]  on (date) pursuant to paragraph (a)(1)
                of Rule 485
           [ ]  75  days  after  filing  pursuant  to
                paragraph (a)(2) of Rule 485
           [ ]  on (date) pursuant to paragraph (a)(2)
                of Rule 485

PROSPECTUS                                  [ICAP Logo]
April 30, 1999

                   ICAP FUNDS, INC.

          ICAP Discretionary Equity Portfolio
                 ICAP Equity Portfolio
             ICAP Select Equity Portfolio
           ICAP Euro Select Equity Portfolio




Like all mutual fund shares, the Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  ___________________

TABLE OF CONTENTS
                                                               Page

THE PORTFOLIOS                                                  5

     Investment Objectives and Principal
          Investment Strategies                                 5
     Investment Selection Process                               6
     Types of Investments and Portfolio Policies                6
     Risk Factors                                               7
     Performance History                                        8


     Fees and Expenses                                         10
     Financial Highlights                                      12
     Prior Performance of the Adviser                          16


MANAGEMENT OF THE PORTFOLIOS                                   19

     Investment Adviser                                        19
     Investment Team                                           19


YOUR ACCOUNT                                                   20


     How to Contact ICAP                                       20
     Minimum Investments                                       20
     How to Open an Account                                    20
     How to Buy Shares                                         21
     How to Sell Shares                                        23
     Signature Guarantees                                      25
     Special Situations                                        25
     Investments Made Through Financial Services
          Agents                                               25
     Closing of Accounts                                       25
     Valuation of Portfolio Shares                             25
     Dividends, Capital Gain Distributions and
          Taxes                                                26
     Shareholder Reports                                       26


ADDITIONAL INFORMATION                                         26

THE PORTFOLIOS


Investment Objectives and Principal Investment Strategies

     Discretionary Equity Portfolio. The investment objective of the Discretionary Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Discretionary Equity Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least
$500 million. The Discretionary Equity Portfolio seeks to achieve a total return greater than the Standard &
Poor's 500 Stock Index (the "S&P 500").  The
Discretionary Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Discretionary Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Discretionary Equity Portfolio will typically hold between 40 and 45 securities.

     Equity Portfolio. The investment objective of the Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Equity
Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The Equity Portfolio seeks to achieve a total return greater than the S&P 500. The
Equity Portfolio may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment.
The Equity Portfolio's investment in such instruments will generally not exceed 5% of its total assets. The
Equity Portfolio intends to be virtually fully invested in equity securities at all times. The Equity
Portfolio will typically hold between 40 and 45 securities.


     Select Equity Portfolio. The investment objective of the Select Equity Portfolio is to seek a superior total return. The Select Equity Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $500 million. The Select Equity Portfolio seeks to achieve a total return greater than the S&P 500. The Select
Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Select
Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective.
While the Discretionary Equity, Equity and Select
Equity Portfolios are similar, the Select Equity
Portfolio will concentrate its investments in fewer securities than the Discretionary Equity and Equity
Portfolios. The Select Equity Portfolio will typically hold between 15 and 25 securities.



     Euro Select Equity Portfolio. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective. The Euro Select Equity Portfolio seeks to achieve its investment objective by investing primarily in equity securities, predominantly American Depositary
Receipts ("ADRs"), of established European companies with market capitalizations of at least $1 billion.
See page 4 for an explanation of ADRs. The Portfolio seeks to achieve a total return greater than the Morgan
Stanley Capital International - Europe Index (the "MSCI-
Europe Index"). The Euro Select Equity Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Euro Select Equity Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Euro Select Equity Portfolio will typically hold between 15 and 25 securities.


Investment Selection Process

     Institutional Capital Corporation ("ICAP"), the investment adviser to the Portfolios, uses a team approach with a value-oriented investment style. ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process. ICAP's investment process involves three key components:
Valuation, Identification of a Catalyst and Research.

       Valuation


       First, ICAP uses its proprietary valuation models to identify, from a universe of well established large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, we then eliminate from consideration those stocks that exhibit deteriorating earnings trends. By insisting on companies with stable-to-improving earnings patterns and by demanding reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns. The universe of companies reviewed for the Discretionary Equity, Equity and Select Equity Portfolios will consist of approximately 450 companies; for the Euro Select
  Equity Portfolio, this number is approximately 150.

         Identification of a Catalyst


       Next, ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce stock appreciation of 15% or more relative to the market over a nine-to-fifteen month time period. The catalyst can be thematic (e.g., consolidation of the banking industry), something that would benefit a number of companies, or company specific (e.g., a corporate restructuring or the introduction of a new product).

         Research

       Research is key to the investment process.
  ICAP principally employs internally-generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. Once potential investment candidates are identified, ICAP communicates with the top management at each of these companies and the customers, competitors and suppliers of these companies as well.


     Using this highly disciplined process, ICAP's investment management team typically selects 40 to 45 securities for the Discretionary Equity and Equity
Portfolios and 15 to 25 securities for the Select
Equity and Euro Select Equity Portfolios. Before these issues are added to the Portfolios, ICAP's investment management team thoroughly discusses, evaluates and approves each recommendation.


     The process does not end with the purchase of a security. Rather, ICAP continuously monitors each security and eliminates those where their target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.



Types of Investments and Portfolio Policies


     In implementing the investment objective of each Portfolio, ICAP may invest in the following securities and follow the policies described below. Some of these securities and portfolio policies involve special risks, which are described below and in the Statement of Additional Information.


     Common Stocks and Other Equity Securities.  The
Portfolios will invest at least 65% of their respective total assets in common stocks and other equity securities. Other equity securities may include ADRs, warrants, Real Estate Investment Trusts ("REITs") and other securities convertible or exchangeable into common stock.




     American Depositary Receipts. Each Portfolio may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which have been deposited with the depositary. ADRs are denominated in U.S.
dollars and trade in the U.S. securities markets.


     Cash and Cash Equivalents; Temporary Strategies.
Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated Prime-1 or higher by Moody's Investors
Service, A-1 or higher by Standard & Poor's
Corporation, D-2 or higher by Duff & Phelps, Inc., F-2 or higher by Fitch IBCA, Inc. or unrated securities of comparable quality as determined by ICAP. Such securities include U.S. government securities, certificates of deposit (which are issued against funds deposited in a U.S. or foreign bank or a U.S. savings and loan association), bank time deposits (which are monies kept on deposit with U.S. or foreign banks or U.S. savings and loan associations), bankers' acceptances, repurchase agreements and commercial paper.


     Options and Futures Transactions. The Portfolios may invest up to 30% of their respective net assets in options and futures transactions which are sometimes referred to as derivative transactions. The
Portfolios' options and futures transactions may include instruments such as stock options, stock index options and futures contracts. If these practices are used, the intent would be primarily to hedge the Portfolios. A Portfolio may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.


     Portfolio Turnover. Under normal market conditions, the Discretionary Equity and Equity
Portfolios anticipate that portfolio turnover rates will generally not exceed 150%. The Select Equity and Euro Select Equity Portfolios anticipate that portfolio turnover rates will be between 100% and 300% and 150% and 200%, respectively. The portfolio turnover rate indicates changes in a Portfolio's securities holdings;
generally, if all the securities in a Portfolio at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such trading of a Portfolio's assets. In addition, the Portfolio will incur transaction costs in connection with buying and selling securities which will have a negative impact on performance.


Risk Factors

     Each Portfolio will invest primarily in equity securities. Equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. Equity securities markets may be volatile and are affected by economic growth and market conditions, interest rate levels and political events. Therefore, especially in the short term, the share price will fluctuate and may, at redemption, be worth more, or less, than the initial purchase priceaccordingly, you may lose money on your investment.


     In addition, the Select Equity and Euro Select
Equity Portfolios are non-diversified. As a result, a larger percentage of their assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. The Select Equity and Euro
Select Equity Portfolios will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer. This, as well as concentration in a few companies, may increase volatility.


     An investment in the Euro Select Equity Portfolio also entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. You should expect the Euro
Select Equity Portfolio's share price to be more volatile than that of a U.S.-only fund.


     Other risks of investing in the Portfolios may include:

Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably due to economic or market trends.

Management Risk: A strategy used by ICAP may fail to produce the intended result.

ADR Risk:    Investments in ADRs may entail the special
risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.

Derivative Risk: The use of options and futures involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.
Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Mid-Cap Risk:    An investment in mid-cap companies may
involve greater risks than an investment in larger, more established companies. Mid-cap companies may lack the management experience or depth, financial resources, product diversification and competitive strength of larger-cap companies. The market for mid-cap securities is generally less liquid and subject to greater price volatility than the market for larger-cap securities.

Interest Rate Risk: Investments in cash equivalents are subject to interest rate risk. Cash equivalents will generally decrease in value when interest rates increase.


     As a result of the foregoing risks, the Portfolios are suitable for long-term investors only. The
Portfolios are not designed as short-term investment vehicles. An investment in one or more Portfolios may be an appropriate investment for you if you:

seek long-term capital appreciation;

want to include an equity fund in your investment portfolio; and

are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential for superior total returns.



Performance History

     The return information provided in the bar charts and tables below illustrate how each Portfolio's performance can vary, which is one indication of the risks of investing in the Portfolios. The information shows changes in each Portfolio's performance from year to year and shows how each Portfolio's average annual returns compare with those of a broad-based measure of market performance over the life of the Portfolio.
Please keep in mind that past performance is not necessarily indicative of future returns.

Discretionary Equity Portfolio     Best and Worst Quarterly
    (Inception 12/31/94)                  Performance
 Calendar Year Total Returns         12/31/94 to 12/31/98

35.21%   25.55%   28.60%   10.17%     Best quarter return
                                            16.14%
1995     1996     1997     1998       (2nd quarter, 1997)

                                      Worst quarter return
                                            -16.31%
                                      (3rd quarter, 1998)

       Equity Portfolio           Best and Worst Quarterly
     (Inception 12/31/94)                Performance
 Calendar Year Total Returns         12/31/94 to 12/31/98

38.85%   26.26%   29.08%  11.42%       Best quarter return
                                              17.23%
1995     1996     1997    1998         (2nd quarter, 1997)

                                       Worst quarter return
                                             -17.48%
                                       (3rd quarter, 1998)

   Select Equity Portfolio           Best and Worst Quarterly
    (Inception 12/31/97)                   Performance
  Calendar Year Total Return          for year ended 12/31/98

15.33%                                 Best quarter return
                                             18.66%
1998                                   (4th quarter, 1998)

                                       Worst quarter return
                                            -16.91%
                                       (3rd quarter, 1998)

  Euro Select Equity Portfolio        Best and Worst Quarterly
    (Inception 12/31/97)                    Performance
  Calendar Year Total Return          for year ended 12/31/98

27.40%                                 Best quarter return
                                             24.20%
1998                                   (4th quarter, 1998)

                                       Worst quarter return
                                            -23.27%
                                       (3rd quarter, 1998)


                  Average Annualized Total Returns
                      as of December 31, 1998

     Portfolio/Index           One Year            Since Inception
                                                      (12/31/94)

     Discretionary Equity      10.17%                    24.53%
       Portofolio
     Equity Portfolio          11.42%                    26.01%
     S&P 500 Index(1)          28.58%                    30.51%

    Portfolio/Index           One Year              Since Inception
                                                       (12/31/97)

    Select Equity Portfolio     15.33%                     15.33%
    S&P 500 Index(1)            28.58%                     28.58%

    Euro Select Equity
     Portfolio                  27.40%                     27.40%
   MSCI-Europe Index(2)         28.53%                     28.53%



____________
(1) The S&P 500 is an unmanaged index generally representative of the U.S. market for large-to-mid-capitalization stocks.

(2) The MSCI-Europe Index is an unmanaged index generally representative of the European market for large-to-mid-capitalization stocks.

Fees and Expenses

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                              Discretionary            Select     Euro Select
                                 Equity      Equity    Equity        Equity
                               Portfolio   Portfolio  Portfolio    Portfolio

Shareholder Fees
 (fees paid directly
 from your investment)(1)        None         None       None       None

Annual Portfolio
 Operating Expenses
 (expenses that are
  deducted from Portfolio
  assets)(2)
Management fee                   0.80%         0.80%     0.80%       1.00%
Distribution and service
 (12b-1) fees                    None          None      None        None
Other expenses                   0.18%         0.11%     2.54%       0.67%
Total                            0.98%         0.91%     3.34%       1.67%

Less:  Fee waiver/expense
       reimbursement(3)         -0.18%       - 0.11%   - 2.54%     - 0.67%


Net expenses                     0.80%         0.80%     0.80%       1.00%

____________

(1) If you redeem shares by wire, you will be charged a $10 service fee. See "Your Account How to Sell Shares" on page 23.

(2) Operating expenses are deducted from Portfolio assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce your total return and distributions. These expenses are expressed as a percentage of net assets.

(3)    Pursuant to an expense cap agreement dated
  April 30, 1999 between ICAP and the Portfolios, ICAP agreed to waive its management fee and/or reimburse the operating expenses of the Portfolios to the extent necessary to ensure that each of the Discretionary Equity, Equity and Select Equity
  Portfolio's total operating expenses would not exceed 0.80% of that Portfolio's average net assets and that the Euro Select Equity Portfolio's total operating expenses would not exceed 1.00% of the Euro Select Equity Portfolio's average net assets.
  The term of this expense cap agreement is 12 months.
  For more information, see "Management of the Portfolios" on page 19.

Example

     The following Example is intended to help you compare the cost of investing in one or more of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that you have a 5% return each year and that each Portfolio's total operating expenses remain the same each year, and that the expense caps discussed above will not continue beyond their current term, which expires April 30, 2000. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                          1 Year    3 Years   5 Years   10 Years
Discretionary Equity
 Portfolio                $ 82      $ 294     $  524     $1,185
Equity Portfolio          $ 82      $ 279     $  493     $1,109
Select Equity Portfolio   $ 82      $ 789     $1,521     $3,458
Euro Select Equity
 Portfolio                $102      $ 461     $  844     $1,920

Financial Highlights

     The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period from a Portfolio's commencement of operations to December 31, 1998. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for the stated period
(assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements, is included in the annual report of the Portfolios, which is available upon request.

            Discretionary Equity Portfolio

                                         Year Ended December 31,
Per share data:                        1998    1997    1996    1995 (1)
Net asset value, beginning of year   $30.34   $29.55  $25.42  $20.00
Income from investment operations:
 Net investment income                 0.52     0.48    0.36    0.31
 Net realized and unrealized
   gain on investments                 2.57     7.80    6.09    6.70
    Total income from investment
      operations                       3.09     8.28    6.45    7.01
Less distributions:
 From net investment income           (0.52)   (0.48)  (0.36)  (0.31)
 In excess of book net investment
   income                               -      (0.01)     -       -
 From net realized gain on
   investments                        (0.90)   (7.00)   (1.80)  (1.27)
 In excess of book net realized
   gain on investments                  -               (0.16)  (0.01)

    Total distributions               (1.42)   (7.49)   (2.32)  (1.59)

Net asset value, end of year          $32.01   $30.34   $29.55  $25.42

    Total return                      10.17%   28.60%   25.55%  35.21%

Supplemental data and ratios:
Net assets, end of year
 (in thousands)                     $205,369  $157,137  $110,280  $37,362
Ratio of expenses to average
 net assets:
  Before expense reimbursement         0.98%    1.02%    1.11%    1.56%
  After expense reimbursement          0.80%    0.80%    0.80%    0.80%
Ratio of net investment income
 to average net assets:
  Before expense reimbursement         1.47%    1.15%    1.04%    0.95%
  After expense reimbursement          1.65%    1.37%    1.35%    1.71%
Portfolio turnover rate                 129%     131%     138%     102%

---------------
(1) Commencement of operations after the close of business on December 31, 1994.

                   Equity Portfolio

                                            Year Ended December 31,
Per share data:                        1998     1997     1996    1995 (1)
Net asset value, beginning of year    $35.12   $31.16   $26.03   $20.00
Income from investment operations:
 Net investment income                  0.50     0.37     0.31     0.28
 Net realized and unrealized gain
   on investments                       3.51     8.57     6.49     7.45

Total income from investment operations 4.01     8.94     6.80     7.73

Less distributions:
 From net investment income            (0.50)   (0.37)    (0.30)   (0.28)
 In excess of book net investment
   income                                -      (0.01)       -        -
 From net realized gain on investments - (4.59) (1.30) (1.41) In excess of book net realized
   gain on investments                   -      (0.01)    (0.07)   (0.01)

Total distributions                    (0.50)   (4.98)    (1.67)   (1.70)

Net asset value, end of year           $38.63   $35.12    $31.16   $26.03

Total return                           11.42%   29.08%    26.26%    38.85%

Supplemental data and ratios:
Net assets, end of year
 (in thousands)                      $717,267  $371,402  $149,125  $46,788
Ratio of expenses to average
 net assets:
  Before expense reimbursement           0.91%    0.97%    1.12%     1.44%
  After expense reimbursement            0.80%    0.80%    0.80%     0.80%
Ratio of net investment income to
 average net assets:
  Before expense reimbursement           1.28%    0.89%    0.83%     0.85%
  After expense reimbursement            1.39%    1.06%    1.15%     1.49%
Portfolio turnover rate                   133%     121%     125%      105%

-------------
(1) Commencement of operations after the close of business on December 31, 1994.

                Select Equity Portfolio


            Per share data:                  Year Ended December 31, 1998(1)
Net asset value, beginning of year               $20.00
Income from investment operations:
 Net investment income                             0.28
 Net realized and unrealized gain
  on investments                                   2.78

    Total income from investment operations        3.06

Less distributions:
 From net investment income                       (0.29)
  Total distributions                             (0.29)
Net asset value, end of year                     $22.77

Total return                                      15.33%

Supplemental data and ratios:
Net assets, end of year (in thousands)           $9,581
Ratio of expenses to average net assets:
 Before expense reimbursement                       .34%
 After expense reimbursement                       0.80%
Ratio of net investment income to average
 net assets:
   Before expense reimbursement                   (0.72)%
   After expense reimbursement                     1.82%
Portfolio turnover rate                             250%

--------------
(1) Commencement of operations after the close of business on December 31, 1997.

             Euro Select Equity Portfolio


Per share data:                               Year Ended December 31, 1998(1)
Net asset value, beginning of year               $20.00

Income from investment operations:
 Net investment income                             0.35
 Net realized and unrealized gain
  on investments                                   5.07

    Total income from investment operations        5.42

Less distributions:
 From net investment income                       (0.37)
 From net realized gain on investments            (0.73)

   Total distributions                            (1.10)

Net asset value, end of year                     $24.32

Total return                                      27.40%

Supplemental data and ratios:
Net assets, end of year (in thousands)           $28,034
Ratio of expenses to average net assets:
 Before expense reimbursement                      1.67%
 After expense reimbursement                       1.00%
Ratio of net investment income to average
 net assets:
   Before expense reimbursement                     1.02%
   After expense reimbursement                      1.69%
Portfolio turnover rate                              272%

--------------

(1) Commencement of operations after the close of business on December 31, 1997.

Prior Performance of the Adviser

     The performance information set forth below for the private accounts of ICAP has been calculated in accordance with recommended standards of the Association of Investment Management and Research
("AIMR"), retroactively applied to all time periods.
All returns presented were calculated on a total return basis and include, if any, all dividends, interest, accrued income and realized and unrealized gains and losses. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. AIMR standards for the calculation of total return differ from the standards required by the SEC for the calculation of average annual total return. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions.
Annual returns are derived from quarterly returns.


     Since 1970, ICAP has managed separate private accounts (the "Private Accounts") which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Discretionary Equity Portfolio, and since 1991, ICAP has managed Private Accounts which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Equity Portfolio. ICAP believes that it has produced outstanding investment results over time for its Private Accounts. The Private
Accounts are not subject to the same types of expenses to which the Discretionary Equity and Equity Portfolios are subject nor to the specific tax restrictions and investment limitations imposed on the Portfolios by the federal tax and securities laws. The following chart illustrates how the performance of ICAP's Discretionary Equity Composite (a composite including all of ICAP's discretionary equity Private Accounts) and its Equity Composite (a composite including all of ICAP's equity Private Accounts) compares, where applicable, to the average performance of the S&P 500 for the periods shown. Also included in the chart is the performance of the Discretionary Equity and Equity Portfolios. The performance results of the composites described below could have been adversely affected if the Private
Accounts had been regulated as investment companies under the federal tax and securities laws.




   ICAP's Discretionary Equity and Equity Composites
    and Discretionary Equity and Equity Portfolios
   Calendar Year Performance vs. S&P 500 Performance

            Calendar Year Total Return

            ICAP Discretionary  Discretionary   ICAP Equity  Equity
Time Period  Equity Composite  Equity Portfolio Composite   Portfolio  S&P 500

1998           10.22%              10.17%          11.53%      11.42%   28.58%
1997           28.43%              28.60%          29.17%      29.08%   33.34%
1996           25.27%              25.55%          26.47%      26.26%   22.99%
1995           36.91%              35.21%          39.72%      38.85%   37.54%
1994            0.96%                 N/A           0.53%         N/A    1.28%
1993           15.49%                 N/A          19.34%         N/A   10.06%
1992            6.35%                 N/A          10.80%         N/A    7.62%
1991           32.42%                 N/A             N/A         N/A   30.41%
1990            0.48%                 N/A             N/A         N/A   -3.10%
1989           32.32%                 N/A             N/A         N/A   31.68%


     The ICAP composite performance presented above reflects the performance of the Private Accounts included in the Discretionary Equity and Equity
Composites reduced by the total operating expenses
(before waivers and/or reimbursements) for the Discretionary Equity and Equity Portfolios, respectively, as set forth under "Fees and Expenses" on page 9. The performance of the Discretionary Equity and Equity Portfolios has been reduced by the total operating expenses actually incurred by each Portfolio for the periods indicated. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Discretionary Equity and Equity Composites represent ICAP's past performance in managing private accounts and should not be interpreted as indicative of the past or future performance of the Discretionary
Equity or Equity Portfolios.

     In addition to the Private Accounts, from January through December 1997, ICAP funded and managed a single separate account (the "Euro Account") which pursued substantially the same investment objective, policies and strategies, and employed the same management style, as that of the Euro Select Equity Portfolio. After the close of business on December 31, 1997, all of the assets in the Euro Account were contributed to the Euro
Select Equity Portfolio in exchange for shares in the Portfolio. Like the Private Accounts, the Euro Account was not subject to the same types of expenses to which the Euro Select Equity Portfolio is subject nor to the specific tax restrictions and investment limitations imposed on the Portfolio by the federal tax and securities laws. The following chart compares the performance of the Euro Account to the average performance of the MSCI-Europe Index for the period from January 1, 1997 to December 31, 1997. The performance results of the Euro Account described below could have been adversely affected if the Euro Account had been regulated as an investment company under the federal tax and securities laws.

 ICAP's Euro Account Performance vs. MSCI-Europe Index
         Performance through December 31, 1997

                                                Total Return
                                   ---------------------------------
           Time Period             Euro Account    MSCI-Europe Index

           1st Quarter, 1997         6.5%                  4.9%
           2nd Quarter, 1997        13.5%                  8.9%
           3rd Quarter, 1997        10.4%                  8.3%
           4th Quarter, 1997        -3.3%                  0.1%
           1997                     29.1%                 23.8%




     The ICAP performance presented above reflects the performance of the Euro Account reduced by the total operating expenses (before waivers and/or reimbursements) for the Euro Select Equity Portfolio as set forth under "Fees and Expenses" on page 9. The
MSCI-Europe Index returns assume reinvestment of all dividends paid by the stocks included in the index net of foreign withholding taxes, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Euro Account performance represents ICAP's past performance in managing a private account and should not be interpreted as indicative of the past or future performance of the Euro Select Equity Portfolio.

     The performance of the Euro Select Equity
Portfolio for the period from January 1, 1998 through December 31, 1998 and for the quarter ended March 31, 1999, as compared to the performance of the MSCI-Europe
Index for the same periods is as follows:

                                                Total Return
                                    ------------------------------------
                                      Euro Select
            Time Period             Equity Portfolio    MSCI-Europe Index

            1st Quarter, 1998             21.20%              20.30%
            2nd Quarter, 1998             10.30%               5.14%
            3rd Quarter, 1998            -23.27%             -14.42%
            4th Quarter, 1998             24.20%              18.72%
            1998                          27.40%              28.53%
            1st Quarter, 1999              2.60%              -2.11%



     The Euro Select Equity Portfolio commenced operations after the close of business on December 31, 1997. The performance of the Euro Select Equity
Portfolio has been reduced by the total operating expenses actually incurred by the Portfolio for the periods indicated.

MANAGEMENT OF THE PORTFOLIOS


Investment Adviser

     Institutional Capital (ICAP) has been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. As of March
31, 1999, ICAP had approximately $12 billion in assets under management. ICAP's principal business address is 225 West Wacker Drive, Suite 2400, Chicago, Illinois
60606-1229.




     The Discretionary Equity, Equity and Select Equity
Portfolio each pay ICAP an annual management fee of 0.80% of the Portfolio's average net assets. The advisory fee is accrued daily and paid monthly.
Pursuant to an expense cap agreement dated April 30, 1999 between ICAP and the Portfolios, ICAP agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses would not exceed 0.80% of its average net assets. The term of this expense cap agreement is 12 months. Since inception of the Portfolios, ICAP has voluntarily reimbursed each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses would not exceed 0.80% of its average net assets.


     The Euro Select Equity Portfolio pays ICAP an annual management fee of 1.00% of the Portfolio's average net assets. The advisory fee is accrued daily and paid monthly. Pursuant to the expense cap agreement, ICAP agreed to waive its management fee and/or reimburse the Portfolio's operating expenses to the extent necessary to ensure that the Portfolio's total operating expenses would not exceed 1.00% of its average net assets. The term of this expense cap agreement is 12 months. Since inception of the Portofolio, ICAP has voluntarily reimbursed the Portfolio's operating expenses to the extent necessary to ensure that the Portfolio's total operating expenses would not exceed 1.00% of its average net assets.

     The expense cap agreement has the effect of lowering the overall expense ratio for the applicable
Portfolio and increasing the overall return to investors during the term of the agreement.



Investment Team

     The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process.
The senior members of the investment management team average more than 20 years of experience in the investment industry, including more than 16 years with ICAP. Each investment professional has developed an expertise in at least one functional investment area, including equity research, strategy, fixed-income analysis, quantitative research, technical research and trading. Moreover, each of the senior members of the investment management team is responsible for monitoring one or more economic sectors, which has enabled ICAP to develop expertise across all industries. The other investment professionals on the investment management team provide analytical support, research and expertise to the entire team. Formal investment management team meetings are generally held several times each week. At these meetings, a comprehensive review of ICAP's investment positions is undertaken. Pertinent information from outside sources is shared and incorporated into the investment outlook.
The investment strategy, each asset sector and each individual security holding are reviewed to verify their continued appropriateness, and investment recommendations are presented to the entire team for decisions.


YOUR ACCOUNT

How to Contact ICAP

     For overnight deliveries, use:
     ICAP Funds, Inc.
     c/o Sunstone Financial Group, Inc.
     207 East Buffalo Street
     Suite 315
     Milwaukee, Wisconsin  53202-5712

     For regular mail deliveries, use:
     ICAP Funds, Inc.
     c/o Sunstone Financial Group, Inc.
     P.O. Box 2160
     Milwaukee, Wisconsin  53201-2160

     By telephone:
     888-221-ICAP (4227)

     Sunstone  Financial  Group,  Inc.  serves  as  the
     Portfolios' transfer agent (the "Transfer Agent").

Minimum Investments

     The minimum investment requirements for each Portfolio are as follows:

        * Initial investment:                       $10,000
        * Subsequent investments:                   $ 1,000

        * Automatic Investment Plan ("AIP"):        $ 5,000
          (to maintain the plan, you must invest
          at least $250 per transaction)

     The Portfolios may change or waive these minimums at any time; you will be given at least 30 days notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

         *  Read this Prospectus carefully.
         * Complete the appropriate parts of the Purchase Application, carefully following the instructions. If you have questions, please contact your investment professional or call us at 888-221-ICAP (4227).
         * Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced in "How to Contact ICAP" on page 20.
         * All applications to purchase shares are subject to acceptance by the Portfolios and are not binding until so accepted. The Portfolios reserve the right to decline a purchase application in whole or in part.

     On the application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding. In order to do this, an original signed purchase application must be on file with the Transfer Agent. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Portfolios to withhold 31% of any dividends paid and redemption or exchange proceeds.

How to Buy Shares


     You may pay for your shares by check or wire. You may also use the AIP or the Exchange privilege. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer
Agent receives your purchase order in proper form.  The
Transfer Agent must receive your purchase order by 4:00 p.m., Eastern Time (or by the close of the New York
Stock Exchange (the "NYSE") for your purchase to be effected on that day. See "Valuation of Portfolio
Shares" on page 25. A confirmation indicating the details of each purchase transaction will be sent to you promptly.

     By Check

      * To establish a new account, see "How to Open an Account" on page 20.

      * Make out a check (or money order) for the investment amount, payable to "ICAP Funds." All checks must be in U.S. dollars and drawn on U.S. banks. Cash, credit cards, third-party checks and credit card checks will not be accepted.

      * If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.
      * Checks are considered received and accepted when received in good order by the Transfer Agent.
      * If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Portfolios as a result.

     By Wire

      * To establish a new account by wire transfer, please call the Transfer Agent at 888-221-ICAP (4227). The
        Transfer Agent must assign an account number to you prior to wiring funds.

      * Instruct your bank to use the following instructions when wiring funds:
          Wire to:       UMB Bank, n.a.
                         ABA Number 101000695

          Credit:        ICAP Funds, Inc.
                         Account Number 987-0609665

          Further credit:     ICAP Funds, Inc.
                              (name of Portfolio being purchased)
                              (your account number)
                              (your name or account registration)
                              (your social security or taxpayer
                               identification number)

       * The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.

       * The Portfolios are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

     By Automatic Investment Plan (AIP)

       * The Automatic Investment Plan allows you to make regular, systematic investments in one or more
       * Portfolios from your bank account.
       * Applications to establish the AIP on an existing account are available from the Transfer Agent. Please call 888-221-ICAP (4227) to obtain an application.
       * Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the following business day if one of these days falls on a weekend or holiday) in amounts of $250 or more.

       * A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be cancelled. You will also be responsible for any losses suffered by the Portfolios as a result.

       * Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

     By Exchange

       * You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request.
       * The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions in proper form for exchange. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.
         Please note that an exchange is not a tax-free transaction.
       * Send written exchange requests to one of the addresses referenced in "How to Contact ICAP" on page 20.
       * Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
       * Accounts opened by exchange will have the same registration and privileges as the existing account.



How to Sell Shares


     You may sell (redeem) all or a portion of your shares at any time. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer Agent receives your redemption request in proper form. The Transfer Agent must receive your redemption request by 4:00 p.m., Eastern
Time (or by the close of the NYSE) for your redemption request to be effected on that day. See "Valuation of Portfolio Shares" on page 21. The Portfolios normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in good order.
Redemptions may be made by written or telephone request as described below. You may also redeem shares using the Systematic Withdrawal Plan ("SWP") or the Exchange privilege. A confirmation indicating the details of each redemption transaction will be sent to you promptly.

     By Written Request

       * Write a letter of instruction or complete a Redemption
         Request Form indicating the Portfolio name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

       * Include the signatures of all registered account holders and any additional documents that may be required. See "Special Situations" on page 21.

       * Send your request to one of the addresses referenced in "How to Contact ICAP" on page 20. If your redemption request is inadvertently sent to ICAP, the investment adviser, whose offices are located in Chicago, it will be forwarded to the Transfer Agent, but the effective date of redemption will be delayed until the request is received by the Transfer Agent.
       * Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in good order. Please note that a $10 fee will be deducted from your account if you redeem by wire.


     By Telephone

       * Telephone redemption privileges must have been previously established for your account to use this option.
       * To place your redemption request, please call the Transfer Agent at 888-221-ICAP (4227). Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.
       * Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.
       * Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent. Please note that a $10 fee will be deducted from your account if you redeem by wire.

      * In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.
        The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. See "Special Situations" on page 21.
      * The Portfolios reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.
      * Once you place a telephone redemption request, it cannot be canceled or modified.
      * Neither the Portfolios nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Portfolios will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.
      * You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.


     By Systematic Withdrawal Plan (SWP)

      * The Systematic Withdrawal Plan allows you to set up automatic withdrawals from your account at regular intervals.

      * Applications to establish the SWP are available from the Transfer Agent. Please call 888-221-ICAP (4227) to obtain an application.

      * To begin withdrawals, you must have an initial balance of $10,000 in your account and withdraw at least $1,000 per payment.
      * Withdrawals will take place on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the following business day if one of these days falls on a weekend or holiday), as indicated on your application.
      * Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even deplete your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the plan will be terminated.

     By Exchange

      * You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request.
      * The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions in proper form for exchange. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.
        Please note that an exchange is not a tax-free transaction.
      * Send written exchange requests to one of the addresses referenced in "How to Contact ICAP" on page 20.
      * Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
      * Accounts opened by exchange will have the same registration and privileges as the existing account.


Signature Guarantees


     As a protection to both you and the Portfolios, the Portfolios require a signature guarantee for all authorized owners of an account: (i) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares, (ii) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record or (iii) if you submit a redemption request within 30 days of an address change. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

Special Situations

     Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 888-221-ICAP (4227) before making the redemption request to determine what additional documents are required.

Investments Made Through Financial Services Agents

     If you invest through a financial services agent
(rather than directly with the Portfolios through the Transfer Agent), the policies and fees may be different than those described. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares. Consult a representative of your financial services agent if you have any questions.
Your financial services agent is responsible for transmitting your orders in a timely manner.

Closing of Accounts


     Your account may be closed on not less than 30 days notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $1,000. If the value of your account does not reach $1,000 within the 30 days, your entire account will be redeemed and the proceeds sent to your address of record. In addition, if you attempt to redeem more than the current market value remaining in your account after instructions are received by the Transfer Agent, your account will be redeemed in full and the proceeds sent to your address of record.


Valuation of Portfolio Shares


     The price of Portfolio shares is based on each Portfolio's net asset value, and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Portfolio's total assets, including interest and dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The Portfolios do not determine net asset value on days the NYSE is closed. The NYSE is currently closed on New Year's
Day, Martin Luther King, Jr. Day, President's Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received in proper form. Because the Portfolios may invest in securities that are primarily listed on foreign exchanges, and therefore may trade on weekends or other days when the Portfolios do not price their shares, the net asset value of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem such shares.


Dividends, Capital Gain Distributions and Taxes

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Portfolios are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Portfolios, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and applicable tax rate) is determined by the length of time the Portfolios have held the security and not the length of time you have held shares in the Portfolios. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     Dividends are usually distributed quarterly and capital gains, if any, are usually distributed annually in December. Please note, however, that the investment focus of each Portfolio is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

     All dividends and capital gain distributions will automatically be reinvested in additional shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends and capital gain distributions in cash or to reinvest them in shares may be changed by writing to one of the addresses referenced in "How to Contact ICAP" on page
20. Such notice must be received at least five days prior to the record date of any dividend or capital gain distribution.

     If you have elected to receive distribution checks and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



Shareholder Reports

     Financial reports of the Portfolios will be sent to you at least semiannually. Annual reports will include audited financial statements. In addition, an account statement will be sent to you by the Transfer
Agent at least quarterly.

ADDITIONAL INFORMATION

Year 2000 Issue

     The Portfolios' operations depend on the seamless functioning of computer systems in the financial service industry. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Portfolios.

     The Portfolios have made compliance with the Year
2000 Issue a high priority. Accordingly, the Portfolios are taking steps that they believe are reasonably designed to address the Year 2000 Issue, focusing primarily on the computer software systems of the Transfer Agent and the Portfolios' custodian. In this regard, these service providers have represented to the Portfolios that they do not currently anticipate that the Year 2000 Issue will have a material impact on their ability to continue to fulfill their duties as service providers to the Portfolios.

     With respect to the companies in which the Portfolios invest and the markets on which their securities trade, the Portfolios cannot make any assurances as to their Year 2000 compliance efforts.
In the event that one or more of these companies and/or financial markets is not Year 2000 compliant, the Portfolios may be adversely affected.

                                         Custodian

                                           UMB Bank, n.a.
Directors                                  928 Grand Boulevard
                                           Kansas City, Missouri 64141-6226
   Pamela H. Conroy
   Senior Vice President,                Divend-Disbursing and Transfer Agent
   Secretary and Director,
   Institutional Capital Corporation        Sunstone Financial Group, Inc.
                                            P.O. Box 2160
   Dr. James A. Gentry                      Milwaukee, Wisconsin 53201-2160
   Professor of Finance,
   University of Illinois                 Administrator and Fund Accountant

   Joseph A. Hays                           Sunstone Financial Group, Inc.
   Retired VicePresident/                   207 East Buffalo Street
   Corporate Relations,                     Suite 400
   Tribune Company                          Milwaukee, Wisconsin 53202-5712

   Robert H. Lyon                         Auditor
   President, Chief Investment
   Officer and Director,                    PricewaterhouseCoopers LLP
   Institutional Capital Corporation        100 East Wisconsin Avenue
                                            Milwaukee, Wisconsin 53202
   Gary S. Maurer
   Executive Vice President                Legal Counsel
   and Director,
   Institutional Capital Corporation        Godfrey & Kahn, S.C.
                                            780 North Water Street
   Harold W. Nations                        Milwaukee, Wisconsin 53202
   Partner, Holleb & Coff

   Donald D. Niemann
   Executive Vice President
   and Director,
   Institutional Capital Corporation

   Barbara C. Schanmier
   Senior Vice President
   and Director,
   Institutional Capital Corporation

Officers

   Robert H. Lyon
   President

   Pamela H. Conroy
   Vice President and Treasurer

   Donald D. Niemann
   Vice President and Secretary

Investment Adviser

   Institutional Capital Corporation
   225 West Wacker Drive, Suite 2400
   Chicago, Illinois 60606-1229

The Statement of Additional Information for the
Portfolios contains additional information about each Portfolio and is incorporated into this Prospectus by reference. Additional information about the
Portfolios' investments is contained in the Portfolios' annual and semi-annual reports to shareholders. The
Portfolios' annual reports provide a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may receive the Statement of Additional Information, annual reports and semi-annual reports without charge, request other information about the Portfolios and make shareholder inquiries by contacting the Portfolios at the address, toll-free telephone number or Website noted in this Prospectus. These documents may also be obtained from certain financial intermediaries.

Information about the Portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 800-SEC-0330 for information relating to the operation of the Public
Reference Room. Reports and other information about the Portfolios are also available on the SEC's Internet
Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public
Reference Section of the SEC, Washington, D.C. 20549-
6009.

cCopyright 1999 Institutional Capital Corporation

The Portfolios' 1940 Act File Number is 811-8850.

STATEMENT OF ADDITIONAL INFORMATION                              [ICAP Logo]


                   ICAP FUNDS, INC.

          ICAP Discretionary Equity Portfolio
                 ICAP Equity Portfolio
             ICAP Select Equity Portfolio
           ICAP Euro Select Equity Portfolio

           225 West Wacker Drive, Suite 2400
                Chicago, Illinois 60606
            Telephone:  888-221-ICAP (4227)
              Website:  www.icapfunds.com



     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the
"Company"), dated April 30, 1999. The Company is comprised of the ICAP Discretionary Equity Portfolio
(the "Discretionary Equity Portfolio"), the ICAP Equity
Portfolio (the "Equity Portfolio"), the ICAP Select
Equity Portfolio (the "Select Equity Portfolio") and the ICAP Euro Select Equity Portfolio (the "Euro Select
Equity Portfolio") (individually, the "Portfolio" and collectively, the "Portfolios").

     The Portfolios' audited financial statements for the year ended December 31, 1998 are incorporated herein by reference to the Portfolios' 1998 Annual
Report.

     A copy of the Portfolios' Annual Report and/or
Prospectus is available without charge upon request to the above address, toll-free telephone number or website.




This Statement of Additional Information is dated April
                       30, 1999.

TABLE OF CONTENTS

                                                              Page
CORPORATE ORGANIZATION                                          2

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL           2

IMPLEMENTATION OF INVESTMENT OBJECTIVES                         4

DIRECTORS AND OFFICERS                                         15

PRINCIPAL SHAREHOLDERS                                         17

INVESTMENT ADVISER                                             20

PORTFOLIO TRANSACTIONS AND BROKERAGE                           21

ADMINISTRATOR                                                  22

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT        22

PURCHASE AND PRICING OF SHARES                                 23

TAXATION OF THE PORTFOLIOS                                     24

PERFORMANCE INFORMATION                                        25

INDEPENDENT ACCOUNTANTS                                        27

FINANCIAL STATEMENTS                                           27



     No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Portfolios. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not legally be made.

CORPORATE ORGANIZATION

     The Company is an open-end management investment company, commonly referred to as a mutual fund. The
Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

     The Company is authorized to issue shares of common stock in series and classes. The Company currently offers four series of shares: the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Equity
Portfolio. Each share of common stock of each Portfolio is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Portfolio and in the residual assets of the respective Portfolio in the event of liquidation. However, each Portfolio bears its own expenses and matters affecting only one
Portfolio are voted on only by that Portfolio's shareholders. The Discretionary Equity and Equity
Portfolios are "diversified" and the Select Equity and Euro Select Equity Portfolios are "non-diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

     Generally, the Portfolios will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law.


INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

     The following are the fundamental investment policies applicable to each Portfolio which cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities. As used herein, a "majority of the relevant Portfolio's outstanding voting securities" means the lesser of (i)
67% of the shares of common stock of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Portfolio.

     Neither the Discretionary Equity Portfolio nor the
     Equity Portfolio may:

          1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S.
     government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     No Portfolio may:

          2.  Borrow money, except that the Portfolio
     may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

          3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

          4.  Make loans to other persons, except
     through (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Portfolio's total assets.

          5.  Purchase or sell physical commodities
     unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

          6.  Purchase or sell real estate unless
     acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

          7.  Issue senior securities, except as
     permitted under the 1940 Act.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

     With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     Each Portfolio's investment objective is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant
Portfolio's outstanding voting securities. The investment objective of both the Discretionary Equity and the Equity Portfolios is to seek a superior total return with only a moderate degree of risk. The investment objective of the Select Equity Portfolio is to seek a superior total return. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective.

     The following are the non-fundamental investment policies applicable to each Portfolio which may be changed by the Board of Directors of the Portfolios without shareholder approval.

     No Portfolio may:

          1.  Sell securities short, unless the
     Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

          2.  Purchase securities on margin, except
     that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

          3.  Invest in illiquid securities if, as a
     result of such investment, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

          4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

          5.  Enter into option contracts or futures
     contracts (including options on futures contracts) or forward contracts (with respect to the Euro
     Select Equity Portfolio only) if more than 30% of the Portfolio's net assets would be represented by such contracts.

          6.  Enter into futures contracts or options
     on futures contracts if more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on such contracts.

          7.  Purchase securities when borrowings
     exceed 5% of its total assets.


IMPLEMENTATION OF INVESTMENT OBJECTIVES


     The following information supplements the discussion of the Portfolios' investment objectives and strategies described in the Prospectus under the headings "The PortfoliosInvestment Objectives and
Principal Investment Strategies" and "The
PortfoliosTypes of Investments and Portfolio Policies."


In General

     None of the Portfolios will invest more than 5% of their net assets in any one of the following types of investments:

     *  investment grade debt securities;

     * non-investment grade debt securities (commonly referred to as "junk bonds"); and

     *  illiquid securities.

     Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody's
Investors Service ("Moody's"), BBB or higher by
Standard & Poor's Corporation ("S&P"), Duff & Phelps,
Inc. ("D&P") or Fitch IBCA, Inc. ("Fitch"), or unrated securities of comparable quality as determined by the investment adviser to the Portfolios, Institutional
Capital Corporation ("ICAP").  Bonds rated Baa by
Moody's or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.


Non-Investment Grade Debt Securities ("Junk Bonds")

     Each Portfolio may invest up to 5% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.
They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect of Interest Rates and Economic Changes.
The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.
Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities.
As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery.
Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

     As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

     Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

     Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Portfolio's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation. A Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities.
The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Illiquid Securities

     Each Portfolio may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, including securities that may be resold to institutional investors pursuant to Rule 144A under the Securities
Act, may be considered liquid under guidelines adopted by the Board.

     The Board of Directors has delegated the day-to-day determination of the liquidity of any security to ICAP, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as
(i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Warrants

     Each Portfolio may invest without limitation in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.
In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trust Securities ("REITs")

     Each Portfolio may invest without limitation in the equity securities of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity
REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage
REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio which invests in REITs will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Portfolio.
Investments in REITs may subject a Portfolio to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks).
REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Foreign Securities

     The Euro Select Equity Portfolio may invest directly and without limitation in foreign securities.
Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Foreign Currency Hedging Transactions

     The Euro Select Equity Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "-Derivative Instruments," below.
Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The Euro Select Equity Portfolio will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. The Euro Select Equity Portfolio will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

     At the maturity of a forward or futures contract, the Euro Select Equity Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The
Euro Select Equity Portfolio will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Euro
Select Equity Portfolio may suffer a loss.

     The Euro Select Equity Portfolio may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Portfolio the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Euro Select Equity Portfolio will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Portfolio's investments in other options, more than 30% of its net assets would be committed to such instruments.

Borrowing

     Each Portfolio is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Portfolio's total assets. A Portfolio's borrowings may create an opportunity for greater return to the Portfolio and, ultimately, the Portfolio's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by a Portfolio on any borrowings may offset or exceed the return earned on borrowed funds. Each Portfolio currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets.

Lending Portfolio Securities

     Each Portfolio may lend portfolio securities with a value not exceeding 33 1/3% of the Portfolio's total assets to brokers, dealers or other institutional borrowers as a means of earning income. In return, the Portfolios will receive collateral in cash or money market instruments. The collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold securities short. The
Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Portfolios may also receive interest on the investment of collateral or a fee from the borrower as compensation for the loan. The
Portfolios may pay reasonable custodial and administrative fees in connection with a loan. The
Portfolios will retain the right to call, upon notice, lent securities. While there may be delays in recovery or even a loss of right in collateral should the borrower fail financially, ICAP will review the creditworthiness of the entities to which such loans are made to evaluate those risks. Although the Portfolios are authorized to lend securities, they do not presently intend to engage in lending activities.

Derivative Instruments

     In General. Each Portfolio may invest up to 30% of its net assets in derivative instruments. The
Portfolios may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

     Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios.
Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.
However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities
(i.e., stocks or bonds) would.

     Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets;
namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses.
Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly ICAP's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect ICAP's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, ICAP will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

     (2) Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The
Portfolios will enter into transactions in derivative instruments only with counterparties that ICAP reasonably believes are capable of performing under the contract.

     (3)  Correlation Risk.  When a derivative
transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.
With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties
(i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out.
The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.
Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

     (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6)  Systemic or "Interconnection" Risk.
Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

     General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission
("CFTC") and various state regulatory authorities.

     The Portfolios have filed a notice of eligibility for exclusion from the definition of the term
"commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the notice of eligibility for the Portfolios includes representations that the Portfolios will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolios may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of each Portfolio's net assets. Adherence to these guidelines does not, however, limit a Portfolio's risk to 5% of its net assets.

     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Portfolio assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Portfolio assets, the SEC has stated that a Portfolio may use coverage or the segregation of its assets. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     In some cases, a Portfolio may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Portfolio uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, ICAP may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

     Options. The Portfolios may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount
(the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time
(the "expiration date"). The holder pays the premium at inception and has no further financial obligation.
The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Portfolios may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Portfolios may include European, American and

Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

     The Portfolios may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Portfolios to enhance income by reason of the premiums paid by the purchaser of such options.
Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Portfolios would be considered illiquid to the extent described under "- Illiquid Securities," above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Portfolio will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

     A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option;
this is known as a closing purchase transaction.
Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolios to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Portfolios may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolios purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolios as well as the loss of any expected benefit of the transaction.

     The Portfolios may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     Futures Contracts. The Portfolios may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Portfolios may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Portfolios' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Portfolios may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The
Portfolios will engage in this strategy only when ICAP believes it is more advantageous than purchasing the futures contract.

     To the extent required by regulatory authorities, the Portfolios may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency or interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place.
An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a loss; if it is more, the Portfolio realizes a gain. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Portfolios upon entering into a futures contract. Instead, at the inception of a futures contract, a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker.
When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.
However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.
Under these circumstances, the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Cash Equivalents; Temporary Strategies

     The Discretionary Equity, Select Equity and Euro
Select Equity Portfolios may invest up to 35% of their respective total assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of their respective total assets in such instruments as a temporary defensive measure when market conditions warrant. The Equity Portfolio, on the other hand, intends to be fully invested at all times and accordingly will only hold cash or cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment which, in any case, generally will not exceed 5% of its total assets.
Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated Prime-1 or higher by Moody's, A-1 or higher by S&P, D-2 or higher by D&P, F-2 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Such securities include, without limitation, the following:

          U.S. Government Securities. These securities include bills, notes and bonds differing as to maturity and rates of interest which are either issued or guaranteed by the U.S. Treasury or U.S.
     government agencies or instrumentalities.  U.S.
     government agency securities include securities issued by (a) the Federal Housing Administration,
     Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal
     Intermediate Credit Banks and the Tennessee Valley
     Authority, whose securities are supported by the right of the agency to borrow from the U.S.
     Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student
     Loan Marketing Association, the Interamerican
     Development Bank and the International Bank for
     Reconstruction and Development, whose securities are supported only by the credit of such agencies.
     While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

          Certificates of Deposit. These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association. Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Portfolio's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon.
     Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Portfolios may not be fully insured.

          Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. or foreign banks
     (and their subsidiaries and branches) or U.S.
     savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then
     "accepted" by a bank that, in effect,
     unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S.
     government, its agencies or instrumentalities. In such a transaction, at the time a Portfolio purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Portfolios to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolios is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected
     Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolios could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolios. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Portfolios to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          Commercial Paper. These securities include commercial paper and commercial paper master notes
     (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for such notes; however, they are redeemable by the Portfolios at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

American Depositary Receipts


     The  Portfolios may invest in American  Depositary
Receipts  ("ADRs").   ADRs  are  denominated  in   U.S.
dollars and are designed for use in the U.S. securities
markets.  ADRs are receipts typically issued by a  U.S.
bank  or  trust  company evidencing  ownership  of  the
underlying securities. ADRs are deemed to have the same
classification   as  the  underlying  securities   they
represent.   Thus,  an  ADR representing  ownership  of
common stock will be treated as common stock.



     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  While ADRs issued  under
these  two  types  of facilities are in  some  respects
similar,  there are distinctions between them  relating
to  the  rights and obligations of ADR holders and  the
practices  of  market participants.  A  depositary  may
establish an unsponsored facility without participation
by (or even necessarily the acquiescence of) the issuer
of  the  deposited securities, although  typically  the
depositary requests a letter of non-objection from such
issuer  prior  to  the establishment of  the  facility.
Holders  of  unsponsored ADRs generally  bear  all  the
costs  of  such  facilities.   The  depositary  usually
charges  fees  upon the deposit and withdrawal  of  the
deposited securities, the conversion of dividends  into
U.S. dollars, the disposition of non-cash distribution,
and  the performance of other services.  The depositary
of  an  unsponsored  facility frequently  is  under  no
obligation  to  distribute  shareholder  communications
received from the issuer of the deposited securities or
to pass through voting rights to ADR holders in respect
of  the deposited securities.  Sponsored ADR facilities
are created in generally the same manner as unsponsored
facilities,  except that the issuer  of  the  deposited
securities  enters  into a deposit agreement  with  the
depositary.  The deposit agreement sets out the  rights
and  responsibilities of the issuer, the depositary and
the ADR holders.  With sponsored facilities, the issuer
of the deposited securities generally will bear some of
the  costs  relating to the facility (such as  dividend
payment  fees of the depositary), although ADR  holders
continue  to bear certain other costs (such as  deposit
and   withdrawal  fees).   Under  the  terms  of   most
sponsored   arrangements,   depositaries    agree    to
distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.



DIRECTORS AND OFFICERS

     Under the laws of the State of Maryland, the Board of Directors of the Portfolios is responsible for managing the Portfolios' business and affairs.

     Directors and officers of the Portfolios, together with information as to their principal business occupations during at least the last five years, and other information, are shown below. Each director and officer who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

*Robert H. Lyon, President and a Director of the Portfolios (DOB 3/5/50).

     Mr. Lyon joined ICAP in 1988 and has been the President, Chief Investment Officer and a Director of ICAP since 1992. Since June 1996, Mr. Lyon has also served as a member of the Board of Trustees of the Nuveen Investment Trust, an open-end management investment company which currently offers four separate taxable investment portfolios, including the Nuveen Growth and Income
     Stock Fund, the Nuveen Balanced Stock and Bond
     Fund, the Nuveen Balanced Municipal and Stock Fund and the Nuveen European Value Fund. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A.
     in economics and received his M.B.A. from the Wharton School of Finance. Mr. Lyon has served as
     President and a Director of the Portfolios since
     December 1994.

*Pamela H. Conroy, Vice President, Treasurer and a Director of the
     Portfolios (DOB 12/23/61).

     Ms. Conroy has been a Senior Vice President of
     ICAP since joining ICAP in August of 1994, a Director of ICAP since March 1995 and Secretary of
     ICAP since September 1997.  As Senior Vice
     President, her responsibilities include
     accounting, systems, communication and product development. Prior to joining ICAP,

     Ms. Conroy
     worked at The Northern Trust Company where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine year period. Ms.
     Conroy earned a B.A. from the University of Illinois and an M.M. from the Kellogg School of Management. Ms. Conroy has served as Vice
     President, Treasurer and a Director of the Portfolios since December 1994.

*Donald D. Niemann, Vice President, Secretary and a Director of the Portfolios (DOB 2/27/43).

     Mr. Niemann was an original co-founder of ICAP and has served as an Executive Vice President and a Director of ICAP since March 1993. His responsibilities at ICAP include stock research, selection and proxy analysis. Mr. Niemann received a B.A. in history from Princeton
     University and an M.B.A. from Harvard University.
     He is a Chartered Financial Analyst (CFA).  Mr.
     Niemann has served as Vice President and Secretary of the Portfolios since December 1994, and as a Director of the Portfolios since July 1995.

Dr. James A. Gentry, a Director of the Portfolios (DOB 11/22/30).

     Dr. Gentry, who joined the faculty at the
     University of Illinois in 1966, is a Professor of
     Finance of the College of Commerce and Business
     Administration at the University.  Since joining
     the University, Dr. Gentry has served as Associate
     Dean of the College of Commerce and Business
     Administration and has authored numerous articles
     and chapters in books.  Currently, he teaches
     courses in advanced financial management and an
     honors course that provides outstanding
     undergraduate students with the opportunity to
     interact with leading corporate executives.  Dr.
     Gentry received an A.B. from Indiana State
     University, and an M.B.A. and D.B.A. from Indiana
     University.   Dr. Gentry has served as a Director
     of the Portfolios since December 1994.

Joseph Andrew Hays, a Director of the Portfolios (DOB 6/3/30).

     Since January 1996, Mr. Hays has been the
     principal in a consulting firm, The Hays Group,
     located in Chicago, Illinois.  Mr. Hays retired in
     1995 from the Tribune Company, a diverse media
     enterprise, as Vice President for Corporate
     Relations and a member of its executive committee
     after 12 years of service.  Mr. Hays' professional
     career in industry has been as an executive
     specializing in the external affairs of
     corporations.   Mr. Hays received a B.S. in
     journalism from Utah State University and a Bachelor of Law from Indiana University. Mr. Hays has served as a Director of the Portfolios since
     July 1995.


*Gary S. Maurer, a Director of the Portfolios (DOB 9/26/47).

     Mr. Maurer, who joined ICAP in 1972, has served as Executive Vice President and a Director of ICAP since March of 1993. His responsibilities include oversight of quantitative research, as well as performance measurement and analysis. In addition, Mr. Maurer is the director of ICAP's client service effort. Mr. Maurer received a B.A.
     in economics from Cornell University and an M.B.A.
     from the University of Chicago. Mr. Maurer has served as a Director of the Portfolios since
     December 1994.

Harold W. Nations, a Director of the Portfolios (DOB 3/14/54).

     Mr. Nations is a partner with the law firm of Holleb & Coff in Chicago, Illinois. He has been with Holleb & Coff since September 1997. From
     March 1991 until September 1997, Mr. Nations was a partner with the law firm of Shefsky & Froelich
     Ltd. in Chicago, Illinois. For the seven years prior thereto, Mr. Nations was associated with the firm of Skadden, Arps, Slate, Meagher & Flom. Mr.
     Nations received a B.S. in chemistry from the Georgia Institute of Technology and a J.D. from Northwestern University Law School. Mr. Nations has served as a Director of the Portfolios since
     December 1994.

*Barbara C. Schanmier, a Director of the Portfolios (DOB 3/29/50).

     Ms. Schanmier, who joined ICAP in 1981, currently serves as Senior Vice President for Trading and is a Director of ICAP. Previously, Ms. Schanmier served as an investment officer and trader at Harris Trust & Savings Bank. Prior to that, Ms.
     Schanmier served as an equity trader at First
     Wisconsin Trust. She studied accounting at the University of Wisconsin. Ms. Schanmier has served as a Director of the Portfolios since December
     1994.

     Except for Dr. Gentry, Mr. Nations and Mr. Hays, the address of all of the above persons is Institutional Capital Corporation, 225 West Wacker
     Drive, Suite 2400, Chicago, Illinois 60606.  Dr.
     Gentry's address is the University of Illinois, 419 Commerce West, 1206 South 6th Street,
     Champaign, Illinois 61820-6271. Mr. Nations' address is 55 East Monroe Street, Suite 4100,
     Chicago, Illinois 60603.  Mr. Hays' address is
     1110 North Lake Shore Drive, Apartment 24-South,
     Chicago, Illinois 60611.


     As of March 31, 1999, officers and directors of the Portfolios beneficially owned less than 1% of the Discretionary Equity Portfolio's then outstanding shares and less than 1% of the Equity Portfolio's then outstanding shares. As of such date, officers and directors beneficially owned 291,233 shares (54.6%) of the Select Equity Portfolio's then outstanding shares and 216,685 shares (20.2%) of the Euro Select Equity
Portfolio's then outstanding shares.

     Directors and officers of the Portfolios who are also officers, directors, employees or shareholders of ICAP do not receive any remuneration from the Portfolios for serving as directors or officers.
Accordingly, Mr. Lyon, Ms. Conroy, Mr. Niemann, Mr.
Maurer and Ms. Schanmier do not receive any remuneration from the Portfolios for their services as directors and/or officers. However, Dr. Gentry, Mr.
Hays and Mr. Nations received the following fees in 1998 for their services as directors of the Portfolios:

     Name         Cash Compensation(1)     Other Compensation      Total
James A. Gentry         $20,000                     $0             $20,000
Joseph A. Hays          $20,000                     $0             $20,000
Harold W. Nations       $20,000                     $0             $20,000



_______________

(1) These three directors are not deemed to be "interested" persons as defined in the 1940 Act.
 Accordingly, they each receive $5,000 in cash for each board meeting attended. Each of the directors has elected to receive his compensation in shares of common stock in the Portfolio or Portfolios of his choice.


PRINCIPAL SHAREHOLDERS

     As of March 31, 1999, the following persons owned of record or are known by the Portfolios to own beneficially 5% or more of the outstanding shares of one or more of the Portfolios:

                                      Number of     Percentage    Percentage
Name and Address          Portfolio    Sharesof     Portfolio     of Company

Charles Schwab & Co.    Discretionary   349,997         5.4%            1.2%
Special Custody Account    Equity
FBO Customers
Mutual Funds
101 Montgomery St.
San Francisco, CA
94104-4122

Mitra & Co.             Discretionary   373,216          5.8%           1.3%
Mutual Funds                Equity
1000 N. Water St.
Milwaukee, WI
53202-6648

Sun Times Masters RET   Discretionary   412,073           6.4%           1.4%
Northern Trust TR           Equity
Retirement Trust
PO Box 92956-2238797
Chicago, IL
60675

Muggs & Co.             Discretionary   573,408           8.9%           2.0%
c/o Firstar                 Equity
PO Box 1787
Milwaukee, WI
53201

Presbyterian           Discretionary    905,318           14.0%          3.2%
Intercommunity            Equity
Hospital c/o BNY
Western Trust
A/C #293325
700 S. Flower St. Ste 250
Los Angeles, CA
90017-4101

Fidelity Investments        Equity      1,216,195          5.9%         4.2%
Institutional
Operations Co. Inc.
As Agent For Certain Employee
Benefits Plan
Mail Zone KWIC
100 Magellan Way
Covington, KY
41015-1987

Charles Schwab & Co. Inc.    Equity       1,315,253         6.4%        4.6%
Special Custody Account
For The Benefit of Customers
Mutual Funds
101 Montgomery St.
San Francisco, CA
94104-4122

Houston Industries           Equity       1,421,157          6.9%       4.9%
Northern Trust Company TR
PO Box 92956
Chicago, IL
60675

Schnitzer Care Foundation    Select         40,908            7.7%      0.1%
1121 SW Salmon St.           Equity
Portland, OR
97205

Institutional Capital Corp.   Select        43,472             8.1%     0.2%
Attn. Pam Conroy              Equity
225 W. Wacker Dr. Ste 2400
Chicago, IL
60606-1229

Lyon Robert/Donna             Select        237,199            44.5%    0.8%
Jt JTen WROS                  Equity
225 W. Wacker Dr. Ste 2400
Chicago, IL
60606-1229

Charles Schwab & Co. Inc.    Euro Select     89,477             8.3%    0.3%
Special Custody Account         Equity
For The Benefit of Customers
Mutual Funds
101 Montgomery St.
San Francisco, CA
94104-4122

Institutional Capital Corp.   Euro Select   134,924             12.6%   0.5%
Attn. Pam Conroy                Equity
225 W. Wacker Dr. Ste 2400
Chicago, IL
60606-1229

Lyon Robert/Donna             Euro Select    161,822            15.1%   0.6%
Jt Ten WROS                     Equity
225 W. Wacker Dr. Ste 2400
Chicago, IL
60606-1229

Mayo Foundation                Euro Select    223,122           20.8%   0.8%
Treasury Services                Equity
200 First St. SW
Rochester, MN
55905

Mayo Foundation Pension Fund   Euro Select     262,071          24.4%   0.9%
Treasury Services                Equity
200 First St. SW
Rochester, MN
55905


     Based on the foregoing, as of March 31, 1999, no person owned a controlling interest (i.e., more than 25%) in the Company as a whole. However, Robert H.
Lyon, the President and a controlling person of ICAP, beneficially owned a controlling interest in the Select
Equity Portfolio and the Mayo Foundation beneficially owned a controlling interest in the Euro Select Equity
Portfolio. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.


INVESTMENT ADVISER

     Institutional Capital Corporation ("ICAP") serves as the investment adviser to the Portfolios pursuant to an advisory agreement dated as of December 30, 1994, as amended (the "Advisory Agreement"). Mr. Lyon owns a
51% controlling interest in ICAP and is the President, Chief Investment Officer and a director of ICAP. Ms.
Conroy is a Senior Vice President, Secretary and a director of ICAP, and both Mr. Niemann and Mr. Maurer are Executive Vice Presidents and directors of ICAP.
Ms. Schanmier is a Senior Vice President and director of ICAP.

     The Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios is dated as of December 30, 1994, while the amendments to the Advisory Agreement to add the Select Equity and Euro
Select Equity Portfolios are dated as of December 31,
1997. The Advisory Agreement has an initial term of two years (with a December 30, 1994 or December 31,
1997 starting point, as the case may be) and is required to be approved annually thereafter by the Board of Directors of the Portfolios or by vote of a majority of the applicable Portfolio's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Portfolios' directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Advisory Agreement as it relates to the Discretionary
Equity and Equity Portfolios was initially approved by the vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994.
Most recently, the agreement was approved by the directors, including the disinterested directors, on May 13, 1998. The amendments to the Advisory Agreement to add the Select Equity and Euro Select Equity
Portfolios were initially approved by a vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on November 13, 1997. Most recently, the agreement was approved by the directors, including the disinterested directors, on May 13, 1998. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors, by vote of a majority of the applicable Portfolio's outstanding voting securities or by ICAP, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, ICAP manages the Portfolios' investments and business affairs, subject to the supervision of the Portfolios'
Board of Directors. At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Portfolios.

     As compensation for its services, the
Discretionary Equity, Equity and Select Equity
Portfolios pay to ICAP a monthly advisory fee at the annual rate of 0.80% of the average net asset value of the respective Portfolio, and the Euro Select Equity
Portfolio pays to ICAP a monthly advisory fee at the annual rate of 1.00% of the average net asset value of the Portfolio. The advisory fee is accrued daily and paid monthly. For the years ended December 31, 1996, 1997 and 1998, ICAP waived its management fee and/or reimbursed operating expenses of the Discretionary
Equity and Equity Portfolios to the extent necessary to ensure that neither Portfolio's total operating expenses exceeded 0.80% of the respective Portfolio's average net assets. Pursuant to an expense cap agreement dated April 30, 1999 between ICAP and the Portfolios, ICAP has contractually agreed to continue this waiver/reimbursement policy for a period of 12 months. For the years ended December 31, 1996, 1997 and 1998, ICAP received $434,716, $832,551 and
$1,174,319 from the Discretionary Equity Portfolio, respectively, and $436,868, $1,689,897 and $4,004,094 from the Equity Portfolio, respectively, as compensation for its services under the Advisory
Agreement. The amounts received by ICAP for such services would have been $715,273, $1,157,843 and $1,521,894 from the Discretionary Equity Portfolio, respectively, and $723,879, $2,141,357 and $4,613,552 from the Equity Portfolio, respectively, had ICAP not waived a portion of its fees during the years ended
December 31, 1996, 1997 and 1998.  For the year ending
December 31, 1998, ICAP also waived its management fee and/or reimbursed operating expenses of the Select
Equity and Euro Select Equity Portfolios to the extent necessary to ensure that the Select Equity Portfolio's total operating expenses would not exceed 0.80% of the
Portfolio's average net assets and the Euro Select
Equity Portfolio's total operating expenses would not exceed 1.00% of the Portfolio's average net assets.
Pursuant to the expense cap agreement, ICAP has also contractually agreed to continue this waiver/reimbursement policy for a period of 12 months.
For the year ended December 31, 1998, ICAP received $0 from the Select Equity Portfolio and $79,905 from the Euro Select Equity Portfolio as compensation for its services under the Advisory Agreement. The amounts received by ICAP for such services would have been $47,089 from the Select Equity Portfolio and $242,136 from the Euro Select Equity Portfolio had ICAP not waived all or a portion of its fees during 1998.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

     In executing transactions on behalf of the Portfolios, ICAP has no obligation to deal with any broker or dealer. Rather, ICAP seeks the best qualitative execution. The best net price is an important factor, but ICAP also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Portfolios may not pay the lowest commission or spread available on a particular transaction.
Brokerage will not be allocated based on the sale of a Portfolio's shares.

     The aggregate amount of brokerage commissions paid by the Discretionary Equity Portfolio for the years ended December 31, 1996, 1997 and 1998 was $197,710,
$239,444 and $354,920, respectively, and the aggregate amount of brokerage commissions paid by the Equity
Portfolio for the years ended December 31, 1996, 1997 and 1998 was $220,706, $522,276 and $1,216,016,
respectively. The increase in brokerage fees from 1996 to 1998 is due to the increase in net assets under management and the attendant increase in volume and dollar value of transactions effected on behalf of the Portfolios. The aggregate amount of brokerage commissions paid by the Select Equity and Euro Select
Equity Portfolios for the year ended December 31, 1998 was $26,597 and $80,601, respectively.

     Section 28(e) of the Securities Exchange Act of
1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities;
(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Portfolios.
ICAP believes that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to them.
Such higher commissions will not, however, be paid by the Portfolios unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts, including the Portfolios, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section
28(e), other applicable state and federal laws and the Advisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the

 Portfolios are
reasonable in relation to the benefits to the Portfolios over the long term. The aggregate amount of brokerage commissions for transactions for which research services were provided paid by the Discretionary Equity Portfolio for the year ended
December 31, 1998 was $244,581; the aggregate amount of such commissions paid by the Equity Portfolio for the same time period was $797,535; the aggregate amount of such commissions paid by the Select Equity and Euro
Select Equity Portfolios for 1998 was $14,109 and
$60,369, respectively.  During the year ended December
31, 1998, the Portfolios did not acquire any stock of their regular brokers or dealers.

     ICAP places portfolio transactions for other advisory accounts in addition to the Portfolios.
Research services furnished by firms through which the Portfolios effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Portfolios. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary.
However, ICAP believes such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Portfolios. In making such allocations between the Portfolios and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


ADMINISTRATOR

     Pursuant to an Amended and Restated Administration and Fund Accounting Agreement dated as of November 13,
1997, Sunstone Financial Group, Inc. ("Sunstone"), provides administrative and fund accounting services to the Portfolios. Under this agreement, Sunstone calculates the daily net asset value of each Portfolio and provides various administrative services to the Portfolios, including clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals. For the years ended December 31, 1996, 1997 and 1998, Sunstone received $254,731, $381,200 and $603,126, respectively, for its services under this agreement.

     Sunstone's address is 207 East Buffalo Street,
     Suite 400, Milwaukee, Wisconsin, 53202.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     As custodian for the Portfolios' assets, UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64141-
6226, has custody of all securities and cash of each Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Portfolios.

     Sunstone, 207 East Buffalo Street, Suite 315,
Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Portfolios.

PURCHASE AND PRICING OF SHARES

Purchase of Shares


     Shares of the Portfolios are offered and sold on a continuous basis at the net asset value next calculated after the time Sunstone receives a purchase or redemption order in good form. Please see "Your
AccountHow to Buy Shares" in the Prospectus for more information.

     Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with ICAP may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Portfolio through a financial intermediary, certain features of the Portfolio relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with ICAP. In addition, certain operational policies of a Portfolio, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Portfolio and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Portfolio may pay, directly or indirectly through arrangements with ICAP, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Portfolio to their customers provided, however, that the Portfolio will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Portfolio. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary.

Pricing of Shares

     Shares of each Portfolio are offered to the public at the net asset value per share next computed after the time the purchase application and funds are received in proper order. The net asset value per share of each Portfolio is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Portfolio is not required to calculate its net asset value on days during which it receives no orders to purchase or redeem shares. Net asset value per share for each Portfolio is calculated by taking the market value of the Portfolio's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that Portfolio. The result, rounded to the nearest cent, is the net asset value per share.

     In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day and securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors, or its delegate. The Board of Directors may approve the use of pricing services to assist the Portfolios in the determination of net asset value.
Short-term fixed income securities held by the Portfolios are generally valued on an amortized cost basis.

     Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Although foreign assets are valued in U.S. dollars on a daily basis, foreign assets are not converted into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Portfolio's net asset value on that day. If events that materially affect the value of a Portfolio's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors, or its delegate. Certain of the securities holdings of the Portfolios may, from time to time, be listed primarily on foreign exchanges that trade on other days than those on which the NYSE is open for business. As a result, the net asset value of the applicable
Portfolio may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.


TAXATION OF THE PORTFOLIOS

In General

     Each Portfolio intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Portfolio fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes.
Accordingly, the disqualifying Portfolio would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Portfolio. What this means for shareholders of such Portfolio is that the cost of investing in the Portfolio would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Portfolio, rather than to invest indirectly in such securities through the Portfolio.

Foreign Transactions

     Interest and dividends received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United
States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S.
possessions income taxes paid by it. Pursuant to the election, a Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (iii) attributable to fluctuations in exchange rates between the time a Portfolio accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Portfolio may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Portfolio would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Derivative Instruments

     The use of derivative strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio will realize in connection therewith. Gains from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the "Income Requirement." The
"Income Requirement" is a requirement in the Code that a Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities of those currencies.

     For federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures or forward currency contracts that are subject to
Section 1256 of the Code ("Section 1256 Contracts") and are held by the Portfolio as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section
1256 Contracts that are part of a "mixed straddle" and with respect to which a Portfolio makes a certain election, any gain or loss recognized with respect to
Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state or local tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.


PERFORMANCE INFORMATION

     The historical performance or return of the Portfolios may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The
Portfolios' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Portfolio over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value changes over the period.

     The average annual total return of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n = ERV

                P    =    a hypothetical initial payment of $1,000.
                T    =    average annual total return.
                n    =    number of years.
                ERV  =    ending redeemable value of a
                          hypothetical $1,000 payment made at
                          the beginning of the stated periods at
                          the end of the stated periods.

     Performance for a specific period is calculated by first taking an investment (assumed to be $1,000)
("initial investment") in a Portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period.
The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage.
The calculation assumes that all income and capital gain dividends paid by a Portfolio have been reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The total return for the Discretionary Equity, Equity, Select Equity and Euro Select Equity Portfolios for the year ended December 31, 1998 was 10.17%,11.42%, 15.33% and 27.40%, respectively.

Comparisons

     From time to time, in marketing and other literature, the Portfolios' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations,
Lipper, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds.
The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Portfolios' performance may also be compared to the performance of other mutual funds tracked by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return.
Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of or selections from, editorials or articles about the Portfolios. Sources for Portfolio performance and articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World,
Business Week, U.S. News and World Report, the Wall
Street Journal, Barron's and a variety of investment newsletters.

     The Portfolios may compare their performance to a wide variety of indices and measures of inflation including the S&P 500 Stock Index and the Morgan
Stanley Capital International - Europe Index. There are differences and similarities between the investments that the Portfolios may purchase and the investments measured by these indices.

     The performance of the Portfolios may also be discussed during television interviews of ICAP personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin
Avenue, Milwaukee, Wisconsin 53202 have been selected as the independent accountants for the Portfolios.


FINANCIAL STATEMENTS


     The following audited financial statements are incorporated herein by reference to the Portfolios'
Annual Report for the year ended December 31, 1998 as filed with the SEC on February 22, 1999:

          (a)  Schedules of Investments as of December 31, 1998.

          (b)  Statements of Assets and Liabilities as of December 31, 1998.

          (c)  Statements of Operations for the year ended December 31, 1998.

          (d)  Statements of Changes in Net Assets for
               the years ended December 31, 1997 and 1998.

          (e)  Financial Highlights for the years ended
               December 31, 1995, 1996, 1997 and 1998.

          (f)  Notes to Financial Statements.

          (g)  Report of Independent Accountants dated January 29, 1999.

                        PART C

                   OTHER INFORMATION


Item 23.  Exhibits

          See "Exhibit Index."

Item 24.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

          Article VI of Registrant's By-Laws provides as follows:

              ARTICLE VI INDEMNIFICATION

          The Corporation shall indemnify (a) its
     Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i)
     Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and
     (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26.  Business and Other Connections of Investment Adviser

     Since 1996, the Registrant's investment adviser, Institutional Capital Corporation ("ICAP"), has served as sub-adviser to the taxable investment portfolios offered by the Nuveen Investment Trust (the "Trust"), an open-end management investment company (i.e., the Nuveen Growth and Income Stock Fund, the Nuveen
Balanced Stock and Bond Fund, the Nuveen Balanced
Municipal and Stock Fund and the Nuveen Euro Select
Value Fund). Mr. Robert Lyon, ICAP's President, also serves as a member of the Board of Trustees of the Trust. The principal business address of the Trust is 333 West Wacker Drive, 32nd Floor, Chicago, Illinois
60606.

     Besides serving as investment adviser to the Registrant and other private accounts, and as sub-adviser to the Trust, ICAP is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of ICAP's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27.  Principal Underwriters

     (a)  None

     (b)  None

     (c)  None

Item 28.  Location of Accounts and Records

     All accounts, books or other documents required to be maintained by Section 31(a) of the Investment
Company Act of 1940, as amended, and the rules promulgated thereunder, are in the possession of ICAP, Registrant's investment adviser, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank, n.a., 928 Grand Boulevard,
Kansas City, Missouri 64141, relating to its function as custodian, (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo
Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its function as administrator and fund accountant and (3) records held and maintained by Sunstone
Financial Group, Inc., 207 East Buffalo Street, Suite
315, Milwaukee, Wisconsin 53202 relating to its function as transfer agent.

Item 29.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings.

     (a) Registrant undertakes to furnish without charge a copy of its Annual Report to each person to whom a Statement of Additional Information is delivered if the person is not a shareholder of the Portfolios at the time the Statement of Additional Information is so delivered.

     (b) Registrant undertakes to furnish a copy of its Annual Report to each person to whom a Prospectus is delivered, upon request and without charge.

                      SIGNATURES

     Pursuant to the requirements of the Securities Act
of  1933  and the Investment Company Act of  1940,  the
Registrant   has   duly   caused  this   Post-Effective
Amendment No. 10 to the Registration Statement on  Form
N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 20th day of April, 1999.

                                 ICAP    FUNDS,    INC.
(Registrant)


                              By: /s/ Robert H. Lyon
                                  --------------------
                                  Robert H. Lyon
                                  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

      Name                    Title                Date


/s/  Pamela H. Conroy     Vice President, Treasurer       April 20, 1999
---------------------     and a Director
Pamela H. Conroy


                           Director                        April __, 1999
---------------------
James A. Gentry


                           Director                        April __, 1999
---------------------
Joseph Andrew Hays


/s/  Robert  H. Lyon       President and a Director         April 20, 1999
---------------------
Robert H. Lyon


/s/ Gary S. Maurer         Director                         April 20, 1999
--------------------
Gary S. Maurer


------------------         Director                         April __, 1999
Harold W. Nations


/s/ Donald D. Niemann      Vice President, Secretary        April 20, 1999
---------------------      and a Director
Donald D. Niemann


/s/ Barbara C. Schanmier   Director                          April 20, 1999
------------------------
Barbara C. Schanmier

                       EXHIBIT INDEX

Exhibit No. Exhibit

     (a.1)  Registrant's Articles of Incorporation (1)

     (a.2)  Registrant's Articles Supplementary, dated
            December 8, 1997 (2)

     (b)    Registrant's By-Laws (1)

     (c)    None

     (d.1)  Investment Advisory Agreement dated as of
            December 30, 1994 (Discretionary Equity
            and Equity Portfolios) (1)

     (d.2) Amendment to Investment Advisory Agreement dated as of December 31, 1997 (Select
            Equity Portfolio) (2)

     (d.3) Amendment to Investment Advisory Agreement dated as of December 31, 1997 (Euro Select
            Portfolio) (2)

     (d.4)  Expense Cap Agreement dated April 30, 1999

     (e)    None

     (f)    None

     (g.1)  Custodian Agreement with United Missouri
            Bank, n.a. dated December 30, 1994 (1)

     (g.2)  Amendment to Custodian Agreement with
            United Missouri Bank, n.a. (2)

     (h.1)  Transfer Agency Agreement with Sunstone
            Investor Services, LLC dated as of
            November 1, 1995 (3)

     (h.2)  Amendment to Transfer Agency Agreement
            with Sunstone Investor Services, LLC dated
            November 13, 1997  (2)

     (h.3)  Amended and Restated Administration and
            Fund Accounting Agreement with Sunstone
            Financial Group, Inc. dated as of November
            13, 1997 (2)

     (i.1)  Opinion and Consent of Godfrey & Kahn,
            S.C. (Discretionary Equity and Equity
            Portfolios)(1)

     (i.2)  Opinion and Consent of Godfrey & Kahn,
            S.C. (Select Equity and Euro Select
            Portfolios) (2)

     (i.3) Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1) and (i.2)

     (j)    Consent of PricewaterhouseCoopers LLP

     (k)    None

     (l)    Subscription Agreements (1)

     (m)    None

     (n)    Financial Data Schedule (4)

     (o)    None


____________



(1)   Incorporated by reference to Registrant's
 Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997.

(2)   Incorporated by reference to Registrant's
 Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23,
 1997.

(3)   Incorporated by reference to Registrant's
 Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1996.


(4)   Incorporated by reference to Registrant's Annual
 N-SAR as filed with the Securities and Exchange
 Commission on March 1, 1999.